DEFERRED CHARGES	12 Months Ended
Dec. 31, 2014
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
DEFERRED CHARGES
DEFERRED CHARGES

(in thousands of $)	2014	2013
Capitalized financing fees and expenses	6,253	2,699
Accumulated amortization	(2,720)	(2,035)
	3,533	664

During 2014, a commitment fee of $3.4 million was paid and capitalized in connection with the $420.0 million term loan facility that was entered into in June 2014. During 2013, fully amortized deferred charges of $0.7 million were removed from cost and accumulated amortization.

During 2014, 2013 and 2012, nil, $0.1 million and $0.3 million respectively, were charged against income as a result of early loan repayments.